                                                        Registration No.
                                                                        -------

    As filed with the Securities and Exchange Commission on February 8, 1999
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ---------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          ---------------------------

                          DURAMED PHARMACEUTICALS, INC.

               (Exact name of issuer as specified in its charter)

       Delaware                                           11-2590026
------------------------                    ------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                  7155 East Kemper Road, Cincinnati, Ohio 45249
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                1991 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS
                            (Full Title of the Plan)

                             Timothy E. Hoberg, Esq.
                       Taft, Stettinius & Hollister LLP
                              1800 Star Bank Center
                             Cincinnati, Ohio 45202
                     (Name and address of agent for service)

                     Telephone number, including area code,
                      of agent for service: (513) 381-2838
                      ------------------------------------

                         CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------------
                                                            Proposed                 Proposed
         Title of                   Amount                   maximum                  maximum
        securities                   to be                  offering                 aggregate                Amount of
          to be                   registered                  price                  offering               registration
        registered                    (1)                 per share (2)              price (2)                   fee
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value             150,000                   $4.91                  $736,500                  $204.75
$.01                                shares

-------------------------------------------------------------------------------------------------------------------------------

(1) This Registration Statement also covers such indeterminable number of additional shares of Common Stock of Duramed Pharmaceuticals, Inc. as may become issuable with respect to all or any of such shares pursuant to antidilution provisions in the plan.

(2) Inserted solely for purposes of computing the registration fee and based, pursuant to Rule 457(h) under the Securities Act of 1933, as amended, on the average of the high and low prices of the Common Stock on February 4, 1999, on the Nasdaq National Market.

This Registration Statement also relates to Form S-8 Registration Statement No. 33-68476 of the Registrant.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


              This Registration Statement is being filed in accordance with General Instruction E to Form S-8 and incorporates by reference the contents of Form S-8 Registration Statement No. 33-68476.

Item 8.  Exhibits
-----------------

Exhibit
Number
--------

4.1 Certificate of Designation, Preferences and Rights of Series A Preferred Stock*

4.2 Certificate of Designation, Preferences and Rights of Series F Preferred Stock**

5      Opinion of Counsel

23.1   Consent of Independent Auditors

23.2   Consent of Counsel (included in Exhibit 5)

24     Power of Attorney

* Filed as an Exhibit to the Company's annual report on Form 10-K for the year ended December 31, 1988 and incorporated herein by reference.

** Filed as an Exhibit to the Company's annual report on Form 10-K for the year ended December 31, 1997 and incorporated herein by reference.

                                   SIGNATURES

              The Registrant. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio as of the 8th day of February, 1999.

                                      DURAMED PHARMACEUTICALS, INC.



                                      By /s/ E. Thomas Arington
                                         --------------------------------------
                                         E. Thomas Arington, President and Chief
                                         Executive Officer

              Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated as of the 8th day of February, 1999.


               Signature                                               Title
               ---------                                               -----
/s/ E. Thomas Arington                                  Chairman of the Board, President and
--------------------------------                        Chief Executive Officer
E. Thomas Arington                                      (principal executive officer)


/s/ Timothy J. Holt                                     Vice-President - Finance and Treasurer
--------------------------------                        (principal financial and accounting officer)
Timothy J. Holt

/s/ Jeffrey T. Arington                                 Director
--------------------------------
Jeffrey T. Arington

/s/ George W. Baughman*                                 Director
--------------------------------
George W. Baughman

/s/ Peter R. Seaver*                                    Director
--------------------------------
Peter R. Seaver

/s/ S. Sundararaman*                                    Director
--------------------------------
S. Sundararaman

*Pursuant to Power of Attorney


/s/ Timothy J. Holt
--------------------------------
Timothy J. Holt
Attorney-in-Fact

                                      II-2